SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS International Growth Fund
DWS International Growth VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading in the summary section of each fund’s prospectuses.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
The following information replaces the existing similar disclosure for each fund under the “MANAGEMENT” heading in the “FUND DETAILS” section of each fund’s prospectuses.
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Sebastian P. Werner, PhD, Head of Investment Strategy Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
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Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
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Portfolio Manager for Global and US Growth Equities: New York.
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MBA in International Management from the Thunderbird School of Global Management; Master’s Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Please Retain This Supplement for Future Reference
January 14, 2022
PROSTKR22-03